UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 12, 2009

OVERLAND STORAGE, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-22071	95-3535285
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123

(Address of Principal Executive Offices)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Previous independent registered public accounting firm

On October 12, 2009, we informed PricewaterhouseCoopers LLP, or PwC, of its dismissal as our independent registered public accounting firm. This dismissal of PwC was approved by our audit committee and ratified by our board of directors.

PwC’s reports on our consolidated financial statements for each of our fiscal years ended June 28, 2009 and June 29, 2008 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports for each of those years expressed substantial doubt regarding our ability to continue as a going concern.

During the years ended June 28, 2009 and June 29, 2008 and the interim period between June 28, 2009 and October 12, 2009, there were no disagreements between our company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We provided PwC with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. We requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to PwC. A copy of that letter dated October 14, 2009 is attached as Exhibit 16.1 hereto.

(b) New independent registered public accounting firm

On October 16, 2009 we engaged Moss Adams LLP to serve as our independent registered public accounting firm for fiscal 2010. The engagement of Moss Adams LLP was approved by our audit committee and ratified by our board of directors.

During the years ended June 28, 2009 and June 29, 2008 and through October 16, 2009, neither our company nor anyone acting on our behalf consulted Moss Adams LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2009	OVERLAND STORAGE, INC.

	By:	/s/ KURT L. KALBFLEISCH
Kurt L. Kalbfleisch
Chief Financial Officer and Vice President of Finance

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